SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 25, 2001



                       EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)



    Delaware                      0-24848                      75-2559089
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(State or other            (Commission File No.)         (IRS Employer
 jurisdiction of                                          Identification Number)
 incorporation)



1200 South Beckham Avenue, Tyler, Texas                          75701-3319
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events
---------------------

         On July 25, 2001, the Registrant issued for publication the press release attached as Exhibit "99" announcing the declaration of cash dividend.

Item 7. Financial Statements and Exhibits
-----------------------------------------

         The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.





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


 Exhibit                                                        Sequential
 Number               Description                                Page No.
--------              -----------                               ----------

   99        Press release, published on July 25, 2001.              6








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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             EAST TEXAS FINANCIAL SERVICES, INC.



Date:  July 25, 2001                         By: /s/ DERRELL W. CHAPMAN
                                                 ----------------------
                                                 Derrell W. Chapman
                                                 Vice President/CFO/COO